Vanguard High-Yield Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Supplement to the Summary Prospectuses Dated February 25, 2010

Effective immediately, Mathew M. Kiselak, Principal of Vanguard, will assume the role of co-manager, along with Christopher W. Alwine, for Vanguard High-Yield Tax-Exempt Fund and Vanguard Long-Term Tax-Exempt Fund. The Funds’ investment objectives, strategies, and policies remain unchanged.

Prospectus Text Changes

Under the heading “Portfolio Manager,” the following change is made. The following text is added:

Mathew M. Kiselak, Principal of Vanguard. He has co-managed the Fund since July 2010.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SPS44 072010

Vanguard Tax-Exempt Money Market Fund

Supplement to the Summary Prospectus Dated February 25, 2010 (revised April 22, 2010)

On February 23, 2010, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs all money market funds. The following changes to the Prospectus are generally in response to such amendments.

Prospectus Text Changes

Under the heading “Primary Investment Policies,” the following change is made. The following sentence replaces similar text:

The Fund invests in securities with effective maturities of 397 days or less, maintains a dollar-weighted average maturity of 60 days or less, and maintains a dollar-weighted average life of 120 days or less.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SPS45 072010

Vanguard Municipal Bond Funds

Supplement to the Prospectus Dated February 25, 2010

Important Changes to Vanguard High-Yield Tax-Exempt Fund and Vanguard Long-Term Tax-Exempt Fund

Effective immediately, Mathew M. Kiselak, Principal of Vanguard, will assume the role of co-manager, along with Christopher W. Alwine, for Vanguard High-Yield Tax-Exempt Fund and Vanguard Long-Term Tax-Exempt Fund. The Funds’ investment objectives, strategies, and policies remain unchanged.

Under the heading “Investment Advisor,” the following changes apply to the day-to-day management of the Funds. Add the text for Mathew M. Kiselak and replace similar information for Christopher W. Alwine with the following:

Mathew M. Kiselak, Principal of Vanguard. He has worked in investment management since 1987; has been with Vanguard since 2010; and has co-managed Vanguard Long-Term Tax-Exempt Fund and Vanguard High-Yield Tax-Exempt Fund since July 2010. Education: B.S., Pace University.

Christopher W. Alwine, CFA, Principal of Vanguard. He has been with Vanguard since 1990; has worked in investment management since 1991; has managed investment portfolios since 1996; has managed the High-Yield Tax-Exempt and Long-Term Tax-Exempt Funds since 2009; and has co-managed the High-Yield Tax-Exempt and Long-Term Tax-Exempt Funds since July 2010. Education: B.B.A., Temple University; M.S., Drexel University.

Important Changes to Vanguard Tax-Exempt Money Market Fund

On February 23, 2010, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs all money market funds. The following changes to the Prospectus are generally in response to such amendments.

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Prospectus Text Changes

Under the heading “Primary Investment Policies” in the Fund Summary section for Vanguard Tax-Exempt Money Market Fund, the following change is made. The following text replaces similar text:

The Fund invests in securities with effective maturities of 397 days or less, maintains a dollar-weighted average maturity of 60 days or less, and maintains a dollar-weighted average life of 120 days or less.

Under the heading “Market Exposure” in the More on the Funds section, the following text is added immediately after “Plain Talk About Bonds and Interest Rates”:

Plain Talk About Weighted Average Life

A money market fund will maintain a dollar-weighted average maturity (WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund’s WAM, the maturity of certain longer-term adjustable rate securities held in the portfolio will generally be the period remaining until the next interest rate adjustment. When calculating its WAL, the maturity for these adjustable rate securities will generally be the final maturity date—the date on which principal is expected to be returned in full. Maintaining a WAL of 120 days or less limits a fund’s ability to invest in longer-term adjustable rate securities, which are generally more sensitive to changes in interest rates, particularly in volatile markets.

Under the heading “Other Redemption Rules You Should Know” in the Redeeming Shares section, the following text replaces similar text:

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in-kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. In connection with a determination by the Board of Trustees under Rule 22e-3 under the 1940 Act, a money market fund may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a fund. Please see “Frequent-Trading Limits” for information about Vanguard’s policies to limit frequent trading.

CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS95 072010

Vanguard Municipal Bond Funds

Supplement to the Statement of Additional Information Dated February 25, 2010

Important Changes to Vanguard High-Yield Tax-Exempt Fund and Vanguard Long-Term Tax-Exempt Fund

Effective immediately, Mathew M. Kiselak, Principal of Vanguard, has assumed the role of co-manager for Vanguard High-Yield Tax-Exempt Fund and Vanguard Long-Term Tax-Exempt Fund. The Funds’ investment objectives, strategies, and policies remain unchanged.

Mr. Kiselak, Principal of Vanguard, has worked in investment management since 1987 and has co-managed Vanguard Long-Term Tax-Exempt Fund and Vanguard High-Yield Tax-Exempt Fund since July 2010. He holds a B.S. from Pace University.

On February 23, 2010, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs all money market funds. The following changes to the Statement of Additional Information are generally in response to such amendments.

Statement of Additional Information Text Changes

In the Investment Strategies and Nonfundamental Policies section, the following text changes are made. The following replaces similar text:

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act; and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

In the Purchase and Redemption of Shares section, the following text changes are made. The following replaces similar text:

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit, including in connection with a determination by the board of a money market fund under Rule 22e-3 under the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a fund.

In the Other Accounts Managed section, the following text is added:

Mathew M. Kiselak co-manages Vanguard Long-Term and High-Yield Tax-Exempt Funds; as of June 30, 2010, the Funds collectively held assets of $14.4 billion.

In the Ownership of Securities section, the following text is added:

As of June 30, 2010, Mr. Kiselak owned no shares of the Municipal Bond Funds that he managed.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI045 072010